Wave and GSK Collaboration December 13, 2022 Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

# Strategic collaboration with GSK to develop transformative RNA therapeutics for genetically defined diseases

- ✓ **$170 million upfront to Wave** (cash and equity[1])
- ✓ Additional research support funding
- ✓ Potential for **up to $3.3 billion in milestones**[2]
- ✓ Expands Wave's pipeline

**Extends cash runway into 2025**

## Multiple value drivers to Wave

| Milestone / royalties | Milestone / royalties | Genetic targets |
|---|---|---|
| **GSK receives exclusive global license to WVE-006 for AATD** | **GSK to advance up to eight collaboration programs** | **Wave to leverage GSK's genetically-validated targets** |
| Up to $225 million in development and launch milestones | Up to $1.2 billion in aggregate in initiation, development and launch milestones | Wave to advance up to three wholly owned collaboration programs (or more pending agreement with GSK)[3] |
| Up to $300 million in sales-related milestones | Up to $1.6 billion in aggregate in sales-related milestones | |
| Double-digit tiered royalties as a percentage of net sales up to high-teens | Tiered royalties as a percentage of net sales up to low-teens | |
| Development and commercialization responsibilities transfer to GSK after completion of first-in-patient study | Development and commercialization responsibilities transfer to GSK at development candidate | |
| First-in-class RNA editing program | Collaboration leverages Wave's unique stereopure, PN-chemistry containing PRISM™ platform, including **editing**, **splicing**, **silencing** (RNAi and antisense) | |

WAVE LIFE SCIENCES

[1]$120 million in cash and $50 million equity investment, [2]Initiation, development, launch, and commercialization milestones for programs progressed during initial 4-year research term (WVE-006 and 8 GSK collaboration programs) [3]GSK eligible to receive tiered royalty payments and commercial milestones from Wave

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Q&A

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations InvestorRelations@wavelifesci.com 617.949.4827